AMENDMENT NO. 1 TO THE
                                 SECOND AMENDED AND RESTATED
                                 ARTICLES OF PARTNERSHIP OF
                          JMB/NYC OFFICE BUILDING ASSOCIATES, L.P.



       This Amendment No. 1 to the Second Amended and Restated Articles of Partnership made and entered into as of January 1, 1994 by and between Carlyle Managers, Inc., a Delaware corporation, as general partner (hereinafter the "General Partner") and Carlyle-XIII Associates, L.P., a Delaware limited partnership ("Carlyle- XIII"), Carlyle-XIV Associates, L.P., a Delaware limited partnership ("Carlyle-XIV"), and Property Partners, L.P., a Delaware limited partnership ("Property"), as the limited partners (hereinafter collectively the "Limited Partners" and, together with the General Partner, sometimes hereinafter collectively referred to as the "Partners").

                                         WITNESSETH

       THAT WHEREAS, the parties hereto have formed, or ratified the formation of, a partnership, (hereinafter the "Partnership") pursuant to the Uniform Partnership Act as in effect in the State of Illinois; and, except as otherwise provided in the Partnership's Articles of Partnership (the "Articles");

       THAT WHEREAS, the parties have continued the Partnership as a limited partnership pursuant to the Revised Uniform Partnership Act as in effect in the State of Illinois, as amended (the "Act"); and

       THAT WHEREAS, the Partners desire to amend the Articles to revise the respective Partnership Shares of the Partners such that, from the date hereof up to and including December 31, 1996, the Partnership Shares shall be 10% to the General Partner, 22.5% to Carlyle-XIII, 45% to Carlyle-XIV and 22.5% to Property.

       NOW, THEREFORE, Section 7.E of the Agreement is hereby amended such that the Partnership Shares shall be, from the date hereof up to and including December 31, 1996, 10% to the General Partner, 22.5% to Carlyle-XIII, 45% to Carlyle-XIV and 22.5% to Property.

       IN WITNESS WHEREOF, the Partners have executed this Amendment No. 1 to the Second Amended and Restated Articles of Partnership as of the day and year first above written.



GENERAL PARTNER                                LIMITED PARTNERS

Carlyle Managers, Inc.                         Carlyle-XIII Associates, L.P.


By:                                            By:  Carlyle Investors, Inc.,
     Its:                                           Corporate General Partner


                                              By:
                                                 Its:

                                                   Carlyle-XIV Associates, L.P.


                                              By:  Carlyle Investors, Inc.
                                                      Corporate General Partner


                                                          By:

                                                               Its:


                                                    Property Partners, L.P.


                                                    By:  Carlyle Investors, Inc.
                                                          General Partner


                                                          By:
                                                               Its: